Exhibit 99.1

WNS Acquires Kipi.ai to Expand Data, Analytics & AI Capabilities

NEW YORK & LONDON & MUMBAI, Mar. 11, 2025 — WNS (Holdings) Limited (NYSE: WNS), a digital-led business transformation and services company, today announced it has acquired Kipi.ai, a leader in data modernization and democratization services focused on the Snowflake platform. Kipi provides strategy, execution, and managed service capabilities across data engineering, advanced analytics, and data science. Their client base is US-centric with strong domain expertise in Banking/Financial Services, Insurance, Manufacturing/Retail, High Tech/Professional Services, and Healthcare/Life Sciences.

Founded in 2021 and headquartered in Houston, Texas, Kipi.ai is a Snowflake Elite Partner, bringing one of the world’s largest Snowflake talent pools to WNS with approximately 600 SnowPro certifications globally. Kipi has created over 250 proprietary accelerators, enablers, applications, and solutions leveraging Artificial Intelligence, Machine Learning, Generative AI, and advanced analytics. Kipi’s more than 600 global employees include over 450 data engineers, solutions architects, data scientists, and business analysts. The seasoned leadership team, with company founders in the CEO, COO, and CTO roles, brings a demonstrated track record of driving technology vision and robust growth. The acquisition of Kipi.ai is expected to accelerate WNS’ Analytics and AI practice that drives decision intelligence across industries.

“Kipi.ai is excited to join forces with WNS, an industry leader in digitally-led business transformation services. The strong cultural alignment and complementary service offerings between our two firms will unlock the full potential of AI and offer opportunities to grow and better serve our global clients,” said Jason Small, Founder and CEO of Kipi.ai. “Over the last 4 years, we have created a unique company that helps clients leverage data, analytics, and AI to transform and succeed. The Kipi team is delighted to combine our talents with WNS as we enter the next phase of our business evolution.”

“We believe that Kipi’s market-differentiated data modernization capabilities and talented team are an excellent fit for WNS. Together, we will leverage domain expertise and scalable AI solutions to drive decision intelligence and efficiencies, and to create new revenue streams. We strongly believe that this strategic business combination can deliver enhanced value for all our key stakeholders including clients, employees, and shareholders. On behalf of the entire WNS family, I am excited to welcome Kipi.ai,” said Keshav Murugesh, WNS’ Chief Executive Officer.

The acquisition is not expected to materially impact fiscal 2025 fourth quarter revenue or profitability, and based on current visibility, Kipi is expected to contribute approximately 2% to WNS’ revenue less repair payments* and to be neutral to adjusted diluted earnings per share** in fiscal 2026.

*

Revenue less repair payments is a non-GAAP financial measure that is calculated as (a) revenue less (b) in our BFSI segment, payments to repair centers for “fault” repair cases where WNS acts as the principal in its dealings with the third party repair centers and its clients. WNS believes that revenue less repair payments for “fault” repairs reflects more accurately the value addition of the business process management services that it directly provides to its clients.

**

Adjusted diluted earnings per share is a non-GAAP financial measure that is calculated as profit excluding goodwill & intangible impairment, share-based compensation expense, acquisition-related expenses or benefits, costs related to the termination of ADS program and listing of ordinary shares, costs related to the transition to voluntarily reporting on US domestic issuer forms and amortization of intangible assets and including the tax effect thereon divided by weighted average diluted shares outstanding.

About WNS

WNS (Holdings) Limited (NYSE: WNS) is a digital-led business transformation and services company. WNS combines deep domain expertise with talent, technology, and AI to co-create innovative solutions for over 600 clients across various industries. WNS delivers an entire spectrum of solutions including industry-specific offerings, customer experience services, finance and accounting, human resources, procurement, and research and analytics to re-imagine the digital future of businesses. As of December 31, 2024, WNS had 63,390 professionals across 66 delivery centers worldwide including facilities in Canada, China, Costa Rica, India, Malaysia, the Philippines, Poland, Romania, South Africa, Sri Lanka, Turkey, the United Kingdom, and the United States. For more information, visit www.wns.com.

Safe Harbor Statement

This release contains forward-looking statements, as defined in the safe harbor provisions of the US Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations and assumptions about our Company, Kipi.ai, and our industry. Generally, these forward-looking statements may be identified by the use of terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “seek,” “should” and similar expressions. Such risks and uncertainties include but are not limited to Kipi.ai’s expected volume of business and results of operations, our ability to successfully integrate Kipi.ai’s business operations into ours, our ability to successfully leverage Kipi.ai’s capabilities to grow our revenue, expand our service offerings and market share, our ability achieve accretive benefits from our acquisition of Kipi.ai, worldwide economic and business conditions, our dependence on a limited number of clients in a limited number of industries; currency fluctuations; political or economic instability in the jurisdictions where we have operations; regulatory, legislative and judicial developments; increasing competition in the BPM industry; technological innovation; our liability arising from fraud or unauthorized disclosure of sensitive or confidential client and customer data; telecommunications or technology disruptions; our ability to attract and retain clients; negative public reaction in the US or the UK to offshore outsourcing; our ability to collect our receivables from, or bill our unbilled services to our clients; our ability to expand our business or effectively manage growth; our ability to hire and retain enough sufficiently trained employees to support our operations; the effects of our different pricing strategies or those of our competitors; our ability to successfully consummate, integrate and achieve accretive benefits from our strategic acquisitions, and to successfully grow our revenue and expand our service offerings and market share; future regulatory actions and conditions in our operating areas; our ability to manage the impact of climate change on our business; and volatility of our share price. These and other factors are more fully discussed in our most recent annual report on Form 20-F and subsequent reports on Form 6-K and Form 8-K filed with or furnished to the US Securities and Exchange Commission (SEC) which are available at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements. Except as required by law, we do not undertake to update any forward-looking statements to reflect future events or circumstances.

References to “$” and “USD” refer to the United States dollars, the legal currency of the United States; references to “GBP” refer to the British pound, the legal currency of Britain; and references to “INR” refer to Indian Rupees, the legal currency of India. References to GAAP or US GAAP refer to United States generally accepted accounting principles. References to IFRS refer to International Financial Reporting Standards, as issued by the International Accounting Standards Board.

WNS CONTACT:

Investors:	Media:

David Mackey EVP–Finance & Head of Investor Relations WNS (Holdings) Limited +1 (646) 908-2615 david.mackey@wns.com	Archana Raghuram EVP & Global Head – Marketing & Communications WNS (Holdings) Limited +91 (22) 4095 2397 archana.raghuram@wns.com ; pr@wns.com